SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                     -----------------------

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 20, 2004

                  FLORIDA ROCK INDUSTRIES, INC.
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     (Exact name of registrant as specified in its charter)



        FLORIDA               1-7159             59-0573002
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    (State or other         (Commission       (I.R.S. Employer
      jurisdiction         File Number)      Identification No.)
   of incorporation)

155 East 21st Street                                32206
Jacksonville, Florida
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(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code: (904) 355-1781

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  (Former Name or Former Address, if Changed Since Last Report)
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                   CURRENT REPORT ON FORM 8-K

                  FLORIDA ROCK INDUSTRIES, INC.

                         April 20, 2004


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

     99.1 Press Release dated April 20, 2004.


ITEM 9.  REGULATION FD DISCLOSURE

      On  April  20,  2004,  Florida Rock Industries,  Inc.  (the
"Company") issued a press release regarding its 2004 second quarter earnings. A copy of the press release is furnished as
Exhibit 99.1.

      The information contained in this report is being furnished pursuant to Item 9, Regulation FD Disclosure, and Item 12,
Disclosure of Results of Operations and Financial Condition.

ITEM  12.    DISCLOSURE  OF RESULTS OF OPERATIONS  AND  FINANCIAL
CONDITION

      On  April  20,  2004,  Florida Rock Industries,  Inc.  (the
"Company") issued a press release regarding its 2004 first quarter earnings. A copy of the press release is furnished as
Exhibit 99.1.

      The information contained in this report is being furnished pursuant to Item 9, Regulation FD Disclosure, and Item 12,
Disclosure of Results of Operations and Financial Condition.

                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be
signed   on   its  behalf  by  the  undersigned  thereunto   duly
authorized.

                                   FLORIDA ROCK INDUSTRIES, INC.


Date: April 20, 2004               By: /s/ John D. Milton, Jr.
                                   ------------------------------
                                   John D. Milton, Jr.
                                   Executive   Vice  President,
                                   Treasurer and Chief Financial
                                   Officer

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                          EXHIBIT INDEX
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


Exhibit No.
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
  99.1       Press  Release  dated April 20,  2004  issued  by
             Florida Rock Industries, Inc.


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